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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 27, 2002


 CWABS, INC., (as depositor under the Sale and Servicing Agreement, to be dated on or about June 28, 2002, relating to the CWABS, Inc., Revolving Home Equity
                   Loan Asset Backed Notes, Series 2002-D).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-73712               95-4596514
----------------------------          ---------------            ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)



           4500 Park Granada
           Calabasas, California                                      91302
         -------------------------                                 ----------
           (Address of Principal                                   (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------

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Item 5.  Other Events.
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Filing of Certain Materials

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Notes and Exchange Commission (the
  "Commission") relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-D (the "Notes").

     In connection with the offering of the Revolving Home Equity Loan Asset Backed Notes, Series 2002-D, Countrywide Securities Corporation, (together with Lehman Brothers Inc. and Deutsche Bank Securities Inc., collectively the "Underwriters"), as lead underwriter of the Notes, has prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

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      *   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc. relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-D.

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               Item 7. Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         99.1     Computational Materials

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By: /s/ Josh Adler
                                                -------------------------
                                                  Josh Adler
                                                  Vice President



Dated:  June 28, 2002

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Exhibit Index
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Exhibit                                                                  Page
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99.1     Computational Materials